UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

IPG PHOTONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33155	04-3444218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	IRS Employer Identification No.)

50 Old Webster Road

Oxford, Massachusetts 01540

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 1, 2012, IPG Photonics Corporation (the “Company”) and its chairman and chief executive officer, Dr. Valentin P. Gapontsev, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named in the Underwriting Agreement, with respect to a registered underwritten public offering of 3,000,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a public offering price of $54.30 per share, of which 2,800,000 shares are to be sold by the Company and 200,000 shares are to be sold by Dr. Gapontsev. In addition, the Underwriting Agreement grants the underwriters a 30-day option to purchase up to an additional 450,000 shares of Common Stock from the Company. The offering is expected to close on March 7, 2012, subject to customary closing conditions.

The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K. Such exhibit is incorporated herein by reference.

Item 8.01.	Other Events.

A copy of the press release announcing the pricing of the offering is furnished herewith as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1 Underwriting Agreement, dated as of March 1, 2012, by and among the Company, Dr. Valentin P. Gapontsev and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein

5.1 Opinion of Winston & Strawn LLP

23.1 Consent of Winston & Strawn LLP (included in Exhibit 5.1)

99.1 Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Company’s Registration Statement on Form S-3 (Registration No. 333-179722)

99.2 Press release of IPG Photonics Corporation, dated March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPG PHOTONICS CORPORATION

Date: March 2, 2012	By:	/s/ Angelo P. Lopresti
Name: Angelo P. Lopresti
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated as of March 1, 2012, by and among the Company, Dr. Valentin P. Gapontsev and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein

5.1	Opinion of Winston & Strawn LLP

23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Company’s Registration Statement on Form S-3 (Registration No. 333-179722)

99.2	Press release of IPG Photonics Corporation, dated March 1, 2012